UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2014

INTEGRAL TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	0-28353	98-0163519
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 West Orchard Dr. Suite 7
Bellingham, Washington 98225
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (360) 752-1982

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Development and Supply Agreement with East Penn Manufacturing

Integral Technologies, Inc. (ITKG) ("Integral"), an emerging light-weighting leader and its wholly owned subsidiary ElectriPlast Corp., announced today that it has signed a contract with East Penn Manufacturing, operator of the largest single-site, lead-acid battery manufacturing facility in the world and a proven leader in custom wire and cable solutions.

Under the terms of the contract Electriplast will provide engineering and design services, materials and finished products to East Penn.

Item 9.01	Exhibit.

(d) Exhibit.

99.1	Integral Technologies, Inc. Press Release, dated September 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL TECHNOLOGIES INC.

By:	/S/ Doug Bathauer
Doug Bathauer
CEO

Date: October 2, 2014

Exhibit Number	Desription

99.1	Integral Technologies, Inc. Press Release, dated September 25, 2014.